                                               ---------------------------
                                                     OMB APPROVAL
                                                OMB Number: 3235-0060
                                                Expires: March 31, 2003
                                                Estimated average burden
                                                hours per response: 1.25
                                               ---------------------------



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                  CURENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest reported) May 23, 2001

                                 WRC MEDIA INC.
             (Exact name of registrant as specified in its chapter)

         Delaware                           333-96119             13-4066536
  (State or other jurisdiction              (Commission         (IRS Employer
       of incorporation                     File Number)      Identification No.)


   512 Seventh Avenue, 23rd Floor, New York, NY               10018
       (Address of principal executive offices)             (Zip Code)

        Registrant's telephone number, including area code (212) 768-1150

                                 Not Applicable
          (Former name or former address, if changed since last report)


Item 5. Other Events and Regulation FD Disclosure.

On May 22, 2001, WRC Media Inc. reported a strategic investment in ThinkBox Inc. which is set forth in the press release in an Exhibit hereto.

Item 7. Financial Statements and Exhibits.

Exhibit No.       Exhibit
-----------       -------
   99.1           Press release issued by WRC Media Inc. on May 22, 2001


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         WRC MEDIA INC.
                                          (Registrant)


 Date May 23, 2001            By: /s/ Charles L. Laurey
                                  __________________________________________
                                  Name: Charles L. Laurey
                                  Title: Secretary



                            STATEMENT OF DIFFERENCES
                            ------------------------
The trademark symbol shall be expressed as............................... 'TM'
The registered trademark symbol shall be expressed as.................... 'r'